SUPPLEMENT

   Supplement dated March 6, 1997 to Current Prospectus of              VOYAGEUR

   ============================================================================================================
   Voyageur Arizona Limited Term Tax Free Fund*                Voyageur Minnesota Tax Free Fund*
   Voyageur Arizona Insured Tax Free Fund*                     Voyageur Missouri Insured Tax Free Fund*
   Voyageur Arizona Tax Free Fund*                             Voyageur New Mexico Tax Free Fund*
   Voyageur California Limited Term Tax Free Fund*             Voyageur New York Tax Free Fund
   Voyageur California Insured Tax Free Fund*                  Voyageur North Dakota Tax Free Fund*
   Voyageur California Tax Free Fund*                          Voyageur Oregon Insured Tax Free Fund*
   Voyageur Colorado Limited Term Tax Free Fund*               Voyageur Utah Tax Free Fund*
   Voyageur Colorado Insured Tax Free Fund*                    Voyageur Washington Insured Tax Free Fund*
   Voyageur Colorado Tax Free Fund*                            Voyageur Wisconsin Tax Free Fund*
   Voyageur Florida Limited Term Tax Free Fund                 Voyageur National Limited Term Tax Free Fund
   Voyageur Florida Insured Tax Free Fund                      Voyageur National Insured Tax Free Fund
   Voyageur Florida Tax Free Fund                              Voyageur National High Yield Municipal Bond Fund
   Voyageur Idaho Tax Free Fund*                               Voyageur National Tax Free Fund
   Voyageur Iowa Tax Free Fund*                                Voyageur U.S. Government Securities Fund
   Voyageur Kansas Tax Free Fund*                              Voyageur Growth and Income Fund
   Voyageur Minnesota High Yield Municipal Bond Fund*          Voyageur Growth Stock Fund
   Voyageur Minnesota Limited Term Tax Free Fund*              Voyageur International Equity Fund
   Voyageur Minnesota Insured Fund*                            Voyageur Aggressive Growth Fund
   ============================================================================================================

            Voyageur Fund Managers, Inc. ("Voyageur") serves as investment adviser for the above-captioned mutual funds ("Voyageur Funds"). On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an Agreement and Plan of Merger ("Agreement") with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur.

            LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of Delaware Management Holdings, Inc. serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds. The Delaware Group of Mutual Funds, consisting of approximately $11 billion in assets, includes 38 retail open-end funds and two closed-end funds.

            It is anticipated that certain portfolio managers and marketing personnel currently serving, or with prior service to, the Voyageur Funds denoted with an asterisk above (in particular, portfolio managers Beth Howell and Drew McCullagh) will serve those Funds following the transaction. Voyageur Funds not so denoted may be managed by personnel of DMH or its affiliates following the transaction. It has been proposed that certain Voyageur Funds (National Insured Tax Free Fund, National Limited Term Tax Free Fund, National Tax Free Fund and International Equity Fund) be liquidated if the transaction is consummated. In addition, it has been proposed that Growth and Income Fund be reorganized. Growth and Income Fund is not part of the LNC acquisition and the reorganization is required to separate that Fund (which is a series of a corporation containing a number of Funds) from Funds that are a part of the acquisition.

            Consummation of the transaction will cause a change in control of Voyageur. Under the Investment Company Act of 1940, as amended, this will result in an "assignment" and automatic termination of the Funds' investment advisory and distribution agreements with Voyageur. Therefore, the Voyageur Funds' Board of Directors and Trustees ("Board") have been asked to approve new investment advisory and distribution agreements containing the same terms and fees as the current agreements. Such approval was received on February 14, 1997. In connection with this Board approval, the Board called a shareholder meeting of the Voyageur Funds at which shareholders will vote on new investment advisory agreements and Board members, among other items. Shareholders of National Tax Free Fund, National Insured Tax Free Fund, National Limited Term Tax Free Fund and International Equity Fund will vote on the proposed liquidation. The shareholder meeting is scheduled for April 11, 1997.